SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) October 22, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752
1-27031	ENTERGY GULF STATES, INC. (a Texas corporation) 350 Pine Street Beaumont, Texas 77701 Telephone (409) 838-6631	74-0662730

Item 7.01. Regulation FD Disclosure

Entergy Corporation

Entergy Gulf States, Inc.

The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, under Item 9 pursuant to Regulation FD.

On October 24, 2004, Entergy Corporation will make available information to various members of the financial and investment community at the 39th Edison Electric Institute Financial Conference in San Diego, California. A copy of the informational presentations to be given at the conference is attached to this report as Exhibits 99.1 and 99.2 and is incorporated herein.

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1 99.2

Presentation on Entergy Corporation at the 39th Edison Electric Institute Financial Conference beginning October 24, 2004.

Discussion Boards on Entergy Corporation to be displayed at the 39th Edison Electric Institute Financial Conference beginning October 24, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
Entergy Gulf States, Inc.

By: /s/ Nathan E. Langston
Nathan E. Langston
Senior Vice President and
Chief Accounting Officer

Dated: October 22, 2004